SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                OCTOBER 28, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                  Commission               IRS Employer
jurisdiction                    File Number              Identification
of incorporation                                         Number

Delaware                          1-3492                 No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






                                Page 1 of 5 Pages
                       The Exhibit Index Appears on Page 4

                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On October 28, 1999 registrant issued a press release entitled Halliburton 1999 Fourth Quarter Dividend pertaining, among other things, to an announcement that registrant's board of directors has declared a 1999 fourth quarter cash dividend of 12.5 cents a share on registrant's common stock, payable December 22, 1999 to shareholders of record at the close of business on December 1, 1999.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated October 28, 1999.






                                Page 2 of 5 Pages
                       The Exhibit Index Appears on Page 4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HALLIBURTON COMPANY




Date:    October 29, 1999                By:  /s/ Susan S. Keith
                                            -----------------------------
                                                  Susan S. Keith
                                                  Vice President and Secretary






                                Page 3 of 5 Pages
                       The Exhibit Index Appears on Page 4

                                  EXHIBIT INDEX

Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 5
                           October 28, 1999
                           Incorporated by Reference








                                Page 4 of 5 Pages
                       The Exhibit Index Appears on Page 4